Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By: /s/ John M. Zerr
              ----------------------------
              Title: Senior Vice President

          INVESCO  ADVISERS,  INC.

          By: /s/ John M. Zerr
              ----------------------------
              Title: Senior Vice President
                                                              as of June 6, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/           EXPENSE   EFFECTIVE DATE OF       EXPIRATION
FUND                                      VOLUNTARY            LIMITATION   CURRENT LIMIT            DATE
------------------------------------      ------------         ----------- -----------------      -------------
Invesco California Tax-Free
Income Fund(*)
   Class A Shares                         Contractual          0.85%       February 12, 2010      June 30, 2012
   Class B Shares                         Contractual          1.35%       February 12, 2010      June 30, 2012
   Class C Shares                         Contractual          1.35%       February 12, 2010      June 30, 2012
   Class Y Shares                         Contractual          0.60%       February 12, 2010      June 30, 2012

Invesco Core Plus Bond Fund
   Class A Shares                         Contractual          0.75%       June 6, 2011           June 30, 2013
   Class B Shares                         Contractual          1.50%       June 6, 2011           June 30, 2013
   Class C Shares                         Contractual          1.50%       June 6, 2011           June 30, 2013
   Class R Shares                         Contractual          1.00%       June 6, 2011           June 30, 2013
   Class Y Shares                         Contractual          0.50%       June 6, 2011           June 30, 2013
   Institutional Class Shares             Contractual          0.50%       June 6, 2011           June 30, 2013

Invesco Dividend Growth
Securities Fund(*)
   Class A Shares                         Contractual          0.95%       February 12, 2010      June 30, 2012
   Class B Shares                         Contractual          1.70%       February 12, 2010      June 30, 2012
   Class C Shares                         Contractual          1.70%       February 12, 2010      June 30, 2012
   Class Y Shares                         Contractual          0.70%       February 12, 2010      June 30, 2012

Invesco Equally-Weighted S&P
500 Fund(*)
   Class A Shares                         Contractual          0.75%       February 12, 2010      June 30, 2012
   Class B Shares                         Contractual          1.50%       February 12, 2010      June 30, 2012
   Class C Shares                         Contractual          1.50%       February 12, 2010      June 30, 2012
   Class R Shares                         Contractual          1.00%       February 12, 2010      June 30, 2012
   Class Y Shares                         Contractual          0.50%       February 12, 2010      June 30, 2012

Invesco Floating Rate Fund
   Class A Shares                         Contractual          1.50%       April 14, 2006         December 31, 2011
   Class C Shares                         Contractual          2.00%       April 14, 2006         December 31, 2011
   Class R Shares                         Contractual          1.75%       April 14, 2006         December 31, 2011
   Class Y Shares                         Contractual          1.25%       October 3, 2008        December 31, 2011
   Institutional Class Shares             Contractual          1.25%       April 14, 2006         December 31, 2011

Invesco S&P 500 Index Fund(*)
   Class A Shares                         Contractual          0.65%       February 12, 2010      June 30, 2012
   Class B Shares                         Contractual          1.40%       February 12, 2010      June 30, 2012
   Class C Shares                         Contractual          1.40%       February 12, 2010      June 30, 2012
   Class Y Shares                         Contractual          0.40%       February 12, 2010      June 30, 2012

Invesco Select Real Estate Income Fund
   Class A Shares
   Class B Shares                         Contractual          2.00%       July 1, 2009           December 31, 2011
   Class C Shares                         Contractual          2.75%       July 1, 2009           December 31, 2011
   Class Y Shares                         Contractual          2.75%       July 1, 2009           December 31, 2011
   Institutional Class Shares             Contractual          1.75%       July 1, 2009           December 31, 2011
                                          Contractual          1.75%       July 1, 2009           December 31, 2011

Invesco Structured Core Fund
   Class A Shares                         Contractual          1.00%       July 1, 2009           June 30, 2012
   Class B Shares                         Contractual          1.75%       July 1, 2009           June 30, 2012
   Class C Shares                         Contractual          1.75%       July 1, 2009           June 30, 2012
   Class R Shares                         Contractual          1.25%       July 1, 2009           June 30, 2012
   Class Y Shares                         Contractual          0.75%       July 1, 2009           June 30, 2012
   Investor Class Shares                  Contractual          1.00%       July 1, 2009           June 30, 2012
   Institutional Class Shares             Contractual          0.75%       July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                               CONTRACTUAL/         EXPENSE    EFFECTIVE DATE OF        EXPIRATION
FUND                                             VOLUNTARY         LIMITATION    CURRENT LIMIT             DATE
-----------------------------------------      ------------       -----------  -----------------       -------------
Invesco Van Kampen American
Franchise Fund(*)
   Class A Shares
   Class B Shares                               Contractual          1.05%     May 23, 2011            June 30, 2013
   Class C Shares                               Contractual          1.22%(9)  May 23, 2011            June 30, 2013
   Class R Shares                               Contractual          1.80%     May 23, 2011            June 30, 2013
   Class Y Shares                               Contractual          1.30%     May 23, 2011            June 30, 2013
   Institutional Class Shares                   Contractual          0.80%     May 23, 2011            June 30, 2013
                                                Contractual          0.80%     May 23, 2011            June 30, 2013
Invesco Van Kampen Equity
and Income Fund(*)
   Class A Shares
   Class B Shares                               Contractual          0.82%     February 12, 2010       June 30, 2012
   Class C Shares                               Contractual          0.95%(9)  February 12, 2010       June 30, 2012
   Class R Shares                               Contractual          1.57%     February 12, 2010       June 30, 2012
   Class Y Shares                               Contractual          1.07%     February 12, 2010       June 30, 2012
   Institutional Class Shares                   Contractual          0.57%     February 12, 2010       June 30, 2012
                                                Contractual          0.57%     February 12, 2010       June 30, 2012
Invesco Van Kampen Growth
and Income Fund(*)
   Class A Shares                               Contractual          0.88%     February 12, 2010       June 30, 2012
   Class B Shares                               Contractual          1.63%     February 12, 2010       June 30, 2012
   Class C Shares                               Contractual          1.63%     February 12, 2010       June 30, 2012
   Class R Shares                               Contractual          1.13%     February 12, 2010       June 30, 2012
   Class Y Shares                               Contractual          0.63%     February 12, 2010       June 30, 2012
   Institutional Class Shares                   Contractual          0.63%     February 12, 2010       June 30, 2012

Invesco Van Kampen
Pennsylvania Tax Free Income Fund(*)
   Class A Shares
   Class B Shares                               Contractual          1.13%     February 12, 2010       June 30, 2012
   Class C Shares                               Contractual          1.88%     February 12, 2010       June 30, 2012
   Class Y Shares                               Contractual          1.88%     February 12, 2010       June 30, 2012
                                                Contractual          0.88%     February 12, 2010       June 30, 2012
Invesco Van Kampen Small Cap
Growth Fund(*)
   Class A Shares                               Contractual          1.38%     February 12, 2010       June 30, 2012
   Class B Shares                               Contractual          2.13%     February 12, 2010       June 30, 2012
   Class C Shares                               Contractual          2.13%     February 12, 2010       June 30, 2012
   Class Y Shares                               Contractual          1.13%     February 12, 2010       June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)


                                         CONTRACTUAL/        EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                      VOLUNTARY         LIMITATION      CURRENT LIMIT              DATE
--------------------------------------    ------------      -----------   ------------------     -----------------
Invesco Capital Development
Fund
   Class A Shares                         Contractual       2.00%         July 1, 2009           February 28, 2012
   Class B Shares                         Contractual       2.75%         July 1, 2009           February 28, 2012
   Class C Shares                         Contractual       2.75%         July 1, 2009           February 28, 2012
   Class R Shares                         Contractual       2.25%         July 1, 2009           February 28, 2012
   Class Y Shares                         Contractual       1.75%         July 1, 2009           February 28, 2012
   Investor Class Shares                  Contractual       2.00%         July 1, 2009           February 28, 2012
   Institutional Class Shares             Contractual       1.75%         July 1, 2009           February 28, 2012
Invesco Charter Fund
   Class A Shares                         Contractual       2.00%         July 1, 2009           June 30, 2012
   Class B Shares                         Contractual       2.75%         July 1, 2009           June 30, 2012
   Class C Shares                         Contractual       2.75%         July 1, 2009           June 30, 2012
   Class R Shares                         Contractual       2.25%         July 1, 2009           June 30, 2012
   Class S Shares                         Contractual       1.90%         September 25, 2009     June 30, 2012
   Class Y Shares                         Contractual       1.75%         July 1, 2009           June 30, 2012
   Institutional Class Shares             Contractual       1.75%         July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                         CONTRACTUAL/         EXPENSE     EFFECTIVE DATE OF          EXPIRATION
FUND                                      VOLUNTARY          LIMITATION     CURRENT LIMIT               DATE
-----                                     ------------       -----------   -----------------      -----------------
Invesco Constellation Fund
   Class A Shares                         Contractual        2.00%         July 1, 2009           February 28, 2012
   Class B Shares                         Contractual        2.75%         July 1, 2009           February 28, 2012
   Class C Shares                         Contractual        2.75%         July 1, 2009           February 28, 2012
   Class R Shares                         Contractual        2.25%         July 1, 2009           February 28, 2012
   Class Y Shares                         Contractual        1.75%         July 1, 2009           February 28, 2012
   Institutional Class Shares             Contractual        1.75%         July 1, 2009           February 28, 2012

Invesco Disciplined Equity Fund
   Class Y Shares                         Contractual        1.75%         July 14, 2009          February 28, 2012

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual        1.00%         May 23, 2011           June 30, 2012
   Class B Shares                         Contractual        1.75%         May 23, 2011           June 30, 2012
   Class C Shares                         Contractual        1.75%         May 23, 2011           June 30, 2012
   Class R Shares                         Contractual        1.25%         May 23, 2011           June 30, 2012
   Class Y Shares                         Contractual        0.75%         May 23, 2011           June 30, 2012
   Investor Class Shares                  Contractual        1.00%         May 23, 2011           June 30, 2012
   Institutional Class Shares             Contractual        0.75%         May 23, 2011           June 30, 2012

Invesco Summit Fund
   Class A Shares                         Contractual        2.00%         July 1, 2009           February 28, 2012
   Class B Shares                         Contractual        2.75%         July 1, 2009           February 28, 2012
   Class C Shares                         Contractual        2.75%         July 1, 2009           February 28, 2012
   Class P Shares                         Contractual        1.85%         July 1, 2009           February 28, 2012
   Class S Shares                         Contractual        1.90%         September 25, 2009     February 28, 2012
   Class Y Shares                         Contractual        1.75%         July 1, 2009           February 28, 2012
   Institutional Class Shares             Contractual        1.75%         July 1, 2009           February 28, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/           EXPENSE   EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY            LIMITATION   CURRENT LIMIT            DATE
-----                                      ------------         ----------- -----------------      -------------
Invesco European Small
Company Fund
   Class A Shares                          Contractual          2.25%       July 1, 2009           April 30, 2012
   Class B Shares                          Contractual          3.00%       July 1, 2009           April 30, 2012
   Class C Shares                          Contractual          3.00%       July 1, 2009           April 30, 2012
   Class Y Shares                          Contractual          2.00%       July 1, 2009           April 30, 2012

Invesco Global Core Equity Fund
   Class A Shares                          Contractual          1.25%       May 23, 2011           June 30, 2013
   Class B Shares                          Contractual          1.52%(9)    May 23, 2011           June 30, 2013
   Class C Shares                          Contractual          2.00%       May 23, 2011           June 30, 2013
   Class R Shares                          Contractual          1.50%       May 23, 2011           June 30, 2013
   Class Y Shares                          Contractual          1.00%       May 23, 2011           June 30, 2013
   Institutional Class Shares              Contractual          1.00%       May 23, 2011           June 30, 2013

Invesco International Small Company Fund
   Class A Shares
   Class B Shares                          Contractual          2.25%       July 1, 2009           April 30, 2012
   Class C Shares                          Contractual          3.00%       July 1, 2009           April 30, 2012
   Class Y Shares                          Contractual          3.00%       July 1, 2009           April 30, 2012
   Institutional Class Shares              Contractual          2.00%       July 1, 2009           April 30, 2012

Invesco Small Cap Equity Fund
   Class A Shares                          Contractual          2.00%       July 1, 2009           April 30, 2012
   Class B Shares                          Contractual          2.75%       July 1, 2009           April 30, 2012
   Class C Shares                          Contractual          2.75%       July 1, 2009           April 30, 2012
   Class R Shares                          Contractual          2.25%       July 1, 2009           April 30, 2012
   Class Y Shares                          Contractual          1.75%       July 1, 2009           April 30, 2012
   Institutional Class Shares              Contractual          1.75%       July 1, 2009           April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/           EXPENSE    EFFECTIVE DATE OF        EXPIRATION
FUND                                      VOLUNTARY            LIMITATION   CURRENT LIMIT              DATE
------------------------------------      ------------         ----------- -----------------      --------------
Invesco Balanced-Risk
Retirement 2020 Fund(4)
   Class A Shares                        Contractual           0.25%        November 4, 2009      April 30, 2012
   Class A5 Shares                       Contractual           0.25%        February 12, 2010     April 30, 2012
   Class B Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C5 Shares                       Contractual           1.00%        February 12, 2010     April 30, 2012
   Class R Shares                        Contractual           0.50%        November 4, 2009      April 30, 2012
   Class R5 Shares                       Contractual           0.50%        February 12, 2010     April 30, 2012
   Class Y Shares                        Contractual           0.00%        November 4, 2009      April 30, 2012
   Institutional Class Shares            Contractual           0.00%        November 4, 2009      April 30, 2012

Invesco Balanced-Risk
Retirement 2030 Fund(5)
   Class A Shares                        Contractual           0.25%        November 4, 2009      April 30, 2012
   Class A5 Shares                       Contractual           0.25%        February 12, 2010     April 30, 2012
   Class B Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C5 Shares                       Contractual           1.00%        February 12, 2010     April 30, 2012
   Class R Shares                        Contractual           0.50%        November 4, 2009      April 30, 2012
   Class R5 Shares                       Contractual           0.50%        February 12, 2010     April 30, 2012
   Class Y Shares                        Contractual           0.00%        November 4, 2009      April 30, 2012
   Institutional Class Shares            Contractual           0.00%        November 4, 2009      April 30, 2012

Invesco Balanced-Risk
Retirement 2040 Fund(6)
   Class A Shares                        Contractual           0.25%        November 4, 2009      April 30, 2012
   Class A5 Shares                       Contractual           0.25%        February 12, 2010     April 30, 2012
   Class B Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C5 Shares                       Contractual           1.00%        February 12, 2010     April 30, 2012
   Class R Shares                        Contractual           0.50%        November 4, 2009      April 30, 2012
   Class R5 Shares                       Contractual           0.50%        February 12, 2010     April 30, 2012
   Class Y Shares                        Contractual           0.00%        November 4, 2009      April 30, 2012
   Institutional Class Shares            Contractual           0.00%        November 4, 2009      April 30, 2012

Invesco Balanced-Risk
Retirement 2050 Fund(8)
   Class A Shares                        Contractual           0.25%        November 4, 2009      April 30, 2012
   Class A5 Shares                       Contractual           0.25%        February 12, 2010     April 30, 2012
   Class B Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C Shares                        Contractual           1.00%        November 4, 2009      April 30, 2012
   Class C5 Shares                       Contractual           1.00%        February 12, 2010     April 30, 2012
   Class R Shares                        Contractual           0.50%        November 4, 2009      April 30, 2012
   Class R5 Shares                       Contractual           0.50%        February 12, 2010     April 30, 2012
   Class Y Shares                        Contractual           0.00%        November 4, 2009      April 30, 2012
   Institutional Class Shares            Contractual           0.00%        November 4, 2009      April 30, 2012

Invesco Balanced-Risk Retirement
Now Fund(2)
   Class A Shares
   Class A5 Shares                       Contractual           0.25%        November 4, 2009      June 30, 2012
   Class B Shares                        Contractual           0.25%        February 12, 2010     June 30, 2012
   Class C Shares                        Contractual           1.00%        November 4, 2009      June 30, 2012
   Class C5 Shares                       Contractual           1.00%        November 4, 2009      June 30, 2012
   Class R Shares                        Contractual           1.00%        February 12, 2010     June 30, 2012
   Class R5 Shares                       Contractual           0.50%        November 4, 2009      June 30, 2012
   Class Y Shares                        Contractual           0.50%        February 12, 2010     June 30, 2012
   Institutional Class Shares            Contractual           0.00%        November 4, 2009      June 30, 2012
                                         Contractual           0.00%        November 4, 2009      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                         CONTRACTUAL/           EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                                      VOLUNTARY            LIMITATION     CURRENT LIMIT             DATE
------------------------------------      ------------         -----------  -----------------      --------------
Invesco Convertible
Securities Fund(*)
   Class A Shares                         Contractual          1.11%        May 23, 2011           June 30, 2012
   Class B Shares                         Contractual          1.86%        May 23, 2011           June 30, 2012
   Class C Shares                         Contractual          1.86%        May 23, 2011           June 30, 2012
   Class Y Shares                         Contractual          0.86%        May 23, 2011           June 30, 2012
   Institutional Class Shares             Contractual          0.86%        May 23, 2011           June 30, 2012

Invesco Global Equity Fund
   Class A Shares                         Contractual          2.25%        July 1, 2009           April 30, 2012
   Class B Shares                         Contractual          3.00%        July 1, 2009           April 30, 2012
   Class C Shares                         Contractual          3.00%        July 1, 2009           April 30, 2012
   Class R Shares                         Contractual          2.50%        July 1, 2009           April 30, 2012
   Class Y Shares                         Contractual          2.00%        July 1, 2009           April 30, 2012
   Institutional Class Shares             Contractual          2.00%        July 1, 2009           April 30, 2012

Invesco Growth Allocation Fund
   Class A Shares                         Contractual          0.37%        June 6, 2011           June 30, 2012
   Class B Shares                         Contractual          1.12%        June 6, 2011           June 30, 2012
   Class C Shares                         Contractual          1.12%        June 6, 2011           June 30, 2012
   Class R Shares                         Contractual          0.62%        June 6, 2011           June 30, 2012
   Class S Shares                         Contractual          0.27%        June 6, 2011           June 30, 2012
   Class Y Shares                         Contractual          0.12%        June 6, 2011           June 30, 2012
   Institutional Class Shares             Contractual          0.12%        June 6, 2011           June 30, 2012

Invesco Income Allocation Fund
   Class A Shares                         Contractual          0.28%        July 1, 2009           April 30, 2012
   Class B Shares                         Contractual          1.03%        July 1, 2009           April 30, 2012
   Class C Shares                         Contractual          1.03%        July 1, 2009           April 30, 2012
   Class R Shares                         Contractual          0.53%        July 1, 2009           April 30, 2012
   Class Y Shares                         Contractual          0.03%        July 1, 2009           April 30, 2012
   Institutional Class Shares             Contractual          0.03%        July 1, 2009           April 30, 2012

Invesco International Allocation Fund     Contractual          0.43%        July 1, 2009           April 30, 2012
   Class A Shares                         Contractual          1.18%        July 1, 2009           April 30, 2012
   Class B Shares                         Contractual          1.18%        July 1, 2009           April 30, 2012
   Class C Shares                         Contractual          0.68%        July 1, 2009           April 30, 2012
   Class R Shares                         Contractual          0.18%        July 1, 2009           April 30, 2012
   Class Y Shares                         Contractual          0.18%        July 1, 2009           April 30, 2012
   Institutional Class Shares

Invesco Mid Cap Core Equity Fund
   Class A Shares                         Contractual          2.00%        July 1, 2009           April 30, 2012
   Class B Shares                         Contractual          2.75%        July 1, 2009           April 30, 2012
   Class C Shares                         Contractual          2.75%        July 1, 2009           April 30, 2012
   Class R Shares                         Contractual          2.25%        July 1, 2009           April 30, 2012
   Class Y Shares                         Contractual          1.75%        July 1, 2009           April 30, 2012
   Institutional Class Shares             Contractual          1.75%        July 1, 2009           April 30, 2012

Invesco Moderate Allocation Fund
   Class A Shares                         Contractual          0.37%        July 1, 2009           June 30, 2012
   Class B Shares                         Contractual          1.12%        July 1, 2009           June 30, 2012
   Class C Shares                         Contractual          1.12%        July 1, 2009           June 30, 2012
   Class R Shares                         Contractual          0.62%        July 1, 2009           June 30, 2012
   Class S Shares                         Contractual          0.27%        September 25, 2009     June 30, 2012
   Class Y Shares                         Contractual          0.12%        July 1, 2009           June 30, 2012
   Institutional Class Shares             Contractual          0.12%        July 1, 2009           June 30, 2012

Invesco Moderately Conservative
Allocation Fund
   Class A Shares                         Contractual          0.39%        July 1, 2009           June 30, 2012
   Class B Shares                         Contractual          1.14%        July 1, 2009           June 30, 2012
   Class C Shares                         Contractual          1.14%        July 1, 2009           June 30, 2012
   Class R Shares                         Contractual          0.64%        July 1, 2009           June 30, 2012
   Class S Shares                         Contractual          0.29%        June 6, 2011           June 30, 2012
   Class Y Shares                         Contractual          0.14%        July 1, 2009           June 30, 2012
   Institutional Class Shares             Contractual          0.14%        July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                         CONTRACTUAL/           EXPENSE   EFFECTIVE DATE OF        EXPIRATION
FUND                                      VOLUNTARY            LIMITATION   CURRENT LIMIT             DATE
-------------------------------------    ------------         ----------- -----------------      --------------
Invesco Small Cap Growth Fund
   Class A Shares                         Contractual          2.00%       July 1, 2009           April 30, 2012
   Class B Shares                         Contractual          2.75%       July 1, 2009           April 30, 2012
   Class C Shares                         Contractual          2.75%       July 1, 2009           April 30, 2012
   Class R Shares                         Contractual          2.25%       July 1, 2009           April 30, 2012
   Class Y Shares                         Contractual          1.75%       July 1, 2009           April 30, 2012
   Investor Class Shares                  Contractual          2.00%       July 1, 2009           April 30, 2012
   Institutional Class Shares             Contractual          1.75%       July 1, 2009           April 30, 2012

Invesco Van Kampen Leaders
Fund(*)
   Class A Shares                         Contractual          0.50%       February 12, 2010      June 30, 2012
   Class B Shares                         Contractual          1.25%       February 12, 2010      June 30, 2012
   Class C Shares                         Contractual          1.25%       February 12, 2010      June 30, 2012
   Class Y Shares                         Contractual          0.25%       February 12, 2010      June 30, 2012

Invesco Van Kampen U.S.
Mortgage Fund(*)
   Class A Shares                         Contractual          0.96%       February 12, 2010      June 30, 2012
   Class B Shares                         Contractual          1.71%       February 12, 2010      June 30, 2012
   Class C Shares                         Contractual          1.71%       February 12, 2010      June 30, 2012
   Class Y Shares                         Contractual          0.71%       February 12, 2010      June 30, 2012
   Institutional Class Shares             Contractual          0.71%       February 12, 2010      June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/           EXPENSE   EFFECTIVE DATE OF          EXPIRATION
FUND                                      VOLUNTARY            LIMITATION   CURRENT LIMIT                DATE
-------------------------------------     ------------         ----------- -----------------      -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual           2.25%         July 1, 2009         February 28, 2012
   Class B Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class C Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class Y Shares                        Contractual           2.00%         July 1, 2009         February 28, 2012

Invesco European Growth Fund
   Class A Shares                        Contractual           2.25%         July 1, 2009         February 28, 2012
   Class B Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class C Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class R Shares                        Contractual           2.50%         July 1, 2009         February 28, 2012
   Class Y Shares                        Contractual           2.00%         July 1, 2009         February 28, 2012
   Investor Class Shares                 Contractual           2.25%         July 1, 2009         February 28, 2012

Invesco Global Growth Fund
   Class A Shares                        Contractual           2.25%         May 23, 2011         February 28, 2012
   Class B Shares                        Contractual           3.00%         May 23, 2011         February 28, 2012
   Class C Shares                        Contractual           3.00%         May 23, 2011         February 28, 2012
   Class Y Shares                        Contractual           2.00%         May 23, 2011         February 28, 2012
   Institutional Class Shares            Contractual           2.00%         May 23, 2011         February 28, 2012

Invesco Global Small & Mid Cap
Growth Fund
   Class A Shares                        Contractual           2.25%         July 1, 2009         February 28, 2012
   Class B Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class C Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class Y Shares                        Contractual           2.00%         July 1, 2009         February 28, 2012
   Institutional Class Shares            Contractual           2.00%         July 1, 2009         February 28, 2012

Invesco International Core Equity Fund
   Class A Shares                        Contractual           2.00%         July 1, 2009         February 28, 2012
   Class B Shares                        Contractual           2.25%         July 1, 2009         February 28, 2012
   Class C Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class R Shares                        Contractual           3.00%         July 1, 2009         February 28, 2012
   Class Y Shares                        Contractual           2.50%         July 1, 2009         February 28, 2012
   Investor Class Shares                 Contractual           2.00%         July 1, 2009         February 28, 2012
   Institutional Class Shares            Contractual           2.25%         July 1, 2009         February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011



                                         CONTRACTUAL/           EXPENSE   EFFECTIVE DATE OF        EXPIRATION
FUND                                      VOLUNTARY            LIMITATION   CURRENT LIMIT             DATE
------------------------------------      ------------         ----------- -----------------      -------------
Invesco International Growth Fund
   Class A Shares                         Contractual          1.40%       May 23, 2011           June 30, 2013
   Class B Shares                         Contractual          2.15%       May 23, 2011           June 30, 2013
   Class C Shares                         Contractual          2.15%       May 23, 2011           June 30, 2013
   Class R Shares                         Contractual          1.65%       May 23, 2011           June 30, 2013
   Class Y Shares                         Contractual          1.15%       May 23, 2011           June 30, 2013
   Institutional Class Shares             Contractual          1.15%       May 23, 2011           June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                         CONTRACTUAL/           EXPENSE   EFFECTIVE DATE OF          EXPIRATION
FUND                                      VOLUNTARY            LIMITATION   CURRENT LIMIT               DATE
------------------------------------      ------------         ----------- -----------------      -----------------
Invesco Balanced-Risk Allocation
Fund(8)
   Class A Shares
   Class B Shares                        Contractual             1.04%       November 4, 2009       February 28, 2012
   Class C Shares                        Contractual             1.79%       November 4, 2009       February 28, 2012
   Class R Shares                        Contractual             1.79%       November 4, 2009       February 28, 2012
   Class Y Shares                        Contractual             1.29%       November 4, 2009       February 28, 2012
   Institutional Class Shares            Contractual             0.79%       November 4, 2009       February 28, 2012
                                         Contractual             0.79%       November 4, 2009       February 28, 2012
Invesco Balanced-Risk Commodity
Strategy Fund(11)
   Class A Shares
   Class B Shares                        Contractual             1.22%       November 29, 2010      February 28, 2012
   Class C Shares                        Contractual             1.97%       November 29, 2010      February 28, 2012
   Class R Shares                        Contractual             1.97%       November 29, 2010      February 28, 2012
   Class Y Shares                        Contractual             1.47%       November 29, 2010      February 28, 2012
   Institutional Class Shares            Contractual             0.97%       November 29, 2010      February 28, 2012
                                         Contractual             0.97%       November 29, 2010      February 28, 2012
Invesco China Fund
   Class A Shares                        Contractual             2.25%       July 1, 2009           February 28, 2012
   Class B Shares                        Contractual             3.00%       July 1, 2009           February 28, 2012
   Class C Shares                        Contractual             3.00%       July 1, 2009           February 28, 2012
   Class Y Shares                        Contractual             2.00%       July 1, 2009           February 28, 2012
   Institutional Class Shares            Contractual             2.00%       July 1, 2009           February 28, 2012

Invesco Commodities Strategy Fund(12)
   Class A Shares                        Contractual             1.25%       February 12, 2010      June 30, 2012
   Class B Shares                        Contractual             2.00%       February 12, 2010      June 30, 2012
   Class C Shares                        Contractual             2.00%       February 12, 2010      June 30, 2012
   Class R Shares                        Contractual             1.50%       February 12, 2010      June 30, 2012
   Class Y Shares                        Contractual             1.00%       February 12, 2010      June 30, 2012
   Institutional Class Shares            Contractual             1.00%       February 12, 2010      June 30, 2012

Invesco Developing Markets Fund
   Class A Shares                        Contractual             2.10%       May 23, 2011           June 30, 2012
   Class B Shares                        Contractual             2.85%       May 23, 2011           June 30, 2012
   Class C Shares                        Contractual             2.85%       May 23, 2011           June 30, 2012
   Class Y Shares                        Contractual             1.85%       May 23, 2011           June 30, 2012
   Institutional Class Shares            Contractual             1.85%       May 23, 2011           June 30, 2012

Invesco Emerging Markets Equity Fund
   Class A Shares
   Class C Shares                        Contractual             1.85%       May 11, 2011           June 30, 2012
   Class R Shares                        Contractual             2.60%       May 11, 2011           June 30, 2012
   Class Y Shares                        Contractual             2.10%       May 11, 2011           June 30, 2012
   Institutional Class Shares            Contractual             1.60%       May 11, 2011           June 30, 2012
                                         Contractual             1.60%       May 11, 2011           June 30, 2012
Invesco Emerging Market Local
Currency Debt Fund
   Class A Shares                        Contractual             1.24%       June 14, 2010          February 28, 2012
   Class B Shares                        Contractual             1.99%       June 14, 2010          February 28, 2012
   Class C Shares                        Contractual             1.99%       June 14, 2010          February 28, 2012
   Class R Shares                        Contractual             1.49%       June 14, 2010          February 28, 2012
   Class Y Shares                        Contractual             0.99%       June 14, 2010          February 28, 2012
   Institutional Class Shares            Contractual             0.99%       June 14, 2010          February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                         CONTRACTUAL/           EXPENSE   EFFECTIVE DATE OF          EXPIRATION
FUND                                      VOLUNTARY            LIMITATION   CURRENT LIMIT               DATE
---------------------------------------  ------------         ----------- -----------------      -----------------
Invesco Endeavor Fund
   Class A Shares                        Contractual           2.00%       July 1, 2009           February 28, 2012
   Class B Shares                        Contractual           2.75%       July 1, 2009           February 28, 2012
   Class C Shares                        Contractual           2.75%       July 1, 2009           February 28, 2012
   Class R Shares                        Contractual           2.25%       July 1, 2009           February 28, 2012
   Class Y Shares                        Contractual           1.75%       July 1, 2009           February 28, 2012
   Institutional Class Shares            Contractual           1.75%       July 1, 2009           February 28, 2012

Invesco Global Advantage Fund(*)
   Class A Shares                        Contractual           1.41%       February 12, 2010      June 30, 2012
   Class B Shares                        Contractual           2.16%       February 12, 2010      June 30, 2012
   Class C Shares                        Contractual           2.16%       February 12, 2010      June 30, 2012
   Class Y Shares                        Contractual           1.16%       February 12, 2010      June 30, 2012

Invesco Global Health Care Fund
   Class A Shares                        Contractual           1.65%       May 23, 2011           June 30, 2012
   Class B Shares                        Contractual           2.40%       May 23, 2011           June 30, 2012
   Class C Shares                        Contractual           2.40%       May 23, 2011           June 30, 2012
   Class Y Shares                        Contractual           1.40%       May 23, 2011           June 30, 2012
   Investor Class Shares                 Contractual           1.65%       May 23, 2011           June 30, 2012

Invesco International Total Return Fund
   Class A Shares
   Class B Shares                        Contractual           1.10%       March 31, 2006         February 28, 2012
   Class C Shares                        Contractual           1.85%       March 31, 2006         February 28, 2012
   Class Y Shares                        Contractual           1.85%       March 31, 2006         February 28, 2012
   Institutional Class Shares            Contractual           0.85%       October 3, 2008        February 28, 2012
                                         Contractual           0.85%       March 31, 2006         February 28, 2012
Invesco Pacific Growth Fund(*)
   Class A Shares                        Contractual           1.88%       February 12, 2010      June 30, 2012
   Class B Shares                        Contractual           2.63%       February 12, 2010      June 30, 2012
   Class C Shares                        Contractual           2.63%       February 12, 2010      June 30, 2012
   Class R Shares                        Contractual           2.13%       February 12, 2010      June 30, 2012
   Class Y Shares                        Contractual           1.63%       February 12, 2010      June 30, 2012
   Institutional Class Shares            Contractual           1.63%       May 23, 2011           June 30, 2012

Invesco Small Companies Fund
   Class A Shares                        Contractual           2.00%       July 1, 2009           February 28, 2012
   Class B Shares                        Contractual           2.75%       July 1, 2009           February 28, 2012
   Class C Shares                        Contractual           2.75%       July 1, 2009           February 28, 2012
   Class R Shares                        Contractual           2.25%       July 1, 2009           February 28, 2012
   Class Y Shares                        Contractual           1.75%       July 1, 2009           February 28, 2012
   Institutional Class Shares            Contractual           1.75%       July 1, 2009           February 28, 2012

Invesco Van Kampen Global Tactical Asset
   Class A Shares                        Contractual           0.95%       February 12, 2010      June 30, 2012
   Class B Shares                        Contractual           1.20%       February 12, 2010      June 30, 2012
   Class C Shares                        Contractual           1.95%       February 12, 2010      June 30, 2012
   Class R Shares                        Contractual           1.95%       February 12, 2010      June 30, 2012
   Class Y Shares                        Contractual           1.45%       February 12, 2010      June 30, 2012
   Institutional Class Shares            Contractual           0.95%       February 12, 2010      June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                         CONTRACTUAL/         EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                      VOLUNTARY          LIMITATION     CURRENT LIMIT            DATE
-------------------------------------     ------------       ----------   -----------------      -------------
Invesco Dynamics Fund
   Class A Shares                        Contractual         2.00%        July 1, 2009           June 30, 2011
   Class B Shares                        Contractual         2.75%        July 1, 2009           June 30, 2011
   Class C Shares                        Contractual         2.75%        July 1, 2009           June 30, 2011
   Class R Shares                        Contractual         2.25%        July 1, 2009           June 30, 2011
   Class Y Shares                        Contractual         1.75%        July 1, 2009           June 30, 2011
   Investor Class Shares                 Contractual         2.00%        July 1, 2009           June 30, 2011
   Institutional Class Shares            Contractual         1.75%        July 1, 2009           June 30, 2011

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                            CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION       CURRENT LIMIT          DATE
----------------------------------------    ------------  -----------    -------------------   -------------
Invesco Global Real Estate Fund
   Class A Shares                           Contractual   2.00%          July 1, 2009          June 30, 2011
   Class B Shares                           Contractual   2.75%          July 1, 2009          June 30, 2011
   Class C Shares                           Contractual   2.75%          July 1, 2009          June 30, 2011
   Class R Shares                           Contractual   2.25%          July 1, 2009          June 30, 2011
   Class Y Shares                           Contractual   1.75%          July 1, 2009          June 30, 2011
   Institutional Class Shares               Contractual   1.75%          July 1, 2009          June 30, 2011

Invesco High Yield Fund
   Class A Shares                           Contractual   0.89%          June 6, 2011          June 30, 2013
   Class B Shares                           Contractual   1.64%          June 6, 2011          June 30, 2013
   Class C Shares                           Contractual   1.64%          June 6, 2011          June 30, 2013
   Class Y Shares                           Contractual   0.64%          June 6, 2011          June 30, 2013
   Investor Class Shares                    Contractual   0.89%          June 6, 2011          June 30, 2013
   Institutional Class Shares               Contractual   0.64%          June 6, 2011          June 30, 2013

Invesco High Yield Securities Fund*
   Class A Shares                           Contractual   2.13%          February 12, 2010     June 30, 2012
   Class B Shares                           Contractual   2.63%          February 12, 2010     June 30, 2012
   Class C Shares                           Contractual   2.73%          February 12, 2010     June 30, 2012
   Class Y Shares                           Contractual   1.88%          February 12, 2010     June 30, 2012

Invesco Municipal Bond Fund
   Class A Shares                           Contractual   0.57%          March 4, 2009         June 30, 2011
   Class B Shares                           Contractual   1.32%          March 4, 2009         June 30, 2011
   Class C Shares                           Contractual   1.32%          March 4, 2009         June 30, 2011
   Class Y Shares                           Contractual   0.32%          March 4, 2009         June 30, 2011
   Investor Class Shares                    Contractual   0.57%          March 4, 2009         June 30, 2011

Invesco Real Estate Fund
   Class A Shares                           Contractual   1.55%          May 23, 2011          June 30, 2012
   Class B Shares                           Contractual   2.30%          May 23, 2011          June 30, 2012
   Class C Shares                           Contractual   2.30%          May 23, 2011          June 30, 2012
   Class R Shares                           Contractual   1.80%          May 23, 2011          June 30, 2012
   Class Y Shares                           Contractual   1.30%          May 23, 2011          June 30, 2012
   Investor Class Shares                    Contractual   1.55%          May 23, 2011          June 30, 2012
   Institutional Class Shares               Contractual   1.30%          May 23, 2011          June 30, 2012

Invesco Short Term Bond Fund
   Class A Shares                           Contractual   0.56%          June 6, 2011          June 30, 2013
   Class C Shares                           Contractual   0.91%(9)       March 4, 2009         June 30, 2013
   Class R Shares                           Contractual   0.91%          March 4, 2009         June 30, 2013
   Class Y Shares                           Contractual   0.41%          March 4, 2009         June 30, 2013
   Institutional Class Shares               Contractual   0.41%          March 4, 2009         June 30, 2013

Invesco U.S. Government Fund
   Class A Shares                           Contractual   1.03%          June 6, 2011          June 30, 2012
   Class B Shares                           Contractual   1.78%          June 6, 2011          June 30, 2012
   Class C Shares                           Contractual   1.78%          June 6, 2011          June 30, 2012
   Class R Shares                           Contractual   1.28%          June 6, 2011          June 30, 2012
   Class Y Shares                           Contractual   0.78%          June 6, 2011          June 30, 2012
   Investor Class Shares                    Contractual   1.03%          June 6, 2011          June 30, 2012
   Institutional Class Shares               Contractual   0.78%          June 6, 3011          June 30, 2012

Invesco Van Kampen Corporate Bond Fund*
   Class A Shares                           Contractual   0.95%          February 12, 2010     June 30, 2012
   Class B Shares                           Contractual   1.29%(9)       June 6, 2011          June 30, 2012
   Class C Shares                           Contractual   1.65%(9)       June 6, 2011          June 30, 2012
   Class R Shares                           Contractual   1.20%          June 6, 2011          June 30, 2012
   Class Y Shares                           Contractual   0.70%          February 12, 2010     June 30, 2012
   Institutional Class Shares               Contractual   0.70%          February 12, 2010     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                             CONTRACTUAL/      EXPENSE           EFFECTIVE DATE OF        EXPIRATION
FUND                                          VOLUNTARY       LIMITATION           CURRENT LIMIT             DATE
----------------------------------------     ------------     -----------        ------------------      -------------
Invesco Energy Fund
   Class A Shares                            Contractual      2.00%              July 1, 2009            August 31, 2011
   Class B Shares                            Contractual      2.75%              July 1, 2009            August 31, 2011
   Class C Shares                            Contractual      2.75%              July 1, 2009            August 31, 2011
   Class Y Shares                            Contractual      1.75%              July 1, 2009            August 31, 2011
   Investor Class Shares                     Contractual      2.00%              July 1, 2009            August 31, 2011
   Institutional Class Shares                Contractual      1.75%              July 1, 2009            August 31, 2011

Invesco Gold & Precious Metals Fund
   Class A Shares                            Contractual      2.00%              July 1, 2009            August 31, 2011
   Class B Shares                            Contractual      2.75%              July 1, 2009            August 31, 2011
   Class C Shares                            Contractual      2.75%              July 1, 2009            August 31, 2011
   Class Y Shares                            Contractual      1.75%              July 1, 2009            August 31, 2011
   Investor Class Shares                     Contractual      2.00%              July 1, 2009            August 31, 2011

Invesco Leisure Fund
   Class A Shares                            Contractual      2.00%              July 1, 2009            August 31, 2011
   Class B Shares                            Contractual      2.75%              July 1, 2009            August 31, 2011
   Class C Shares                            Contractual      2.75%              July 1, 2009            August 31, 2011
   Class R Shares                            Contractual      2.25%              July 1, 2009            August 31, 2011
   Class Y Shares                            Contractual      1.75%              July 1, 2009            August 31, 2011
   Investor Class Shares                     Contractual      2.00%              July 1, 2009            August 31, 2011

Invesco Technology Fund
   Class A Shares                            Contractual      1.76%              May 23, 2011            June 30, 2012
   Class B Shares                            Contractual      2.51%              May 23, 2011            June 30, 2012
   Class C Shares                            Contractual      2.51%              May 23, 2011            June 30, 2012
   Class Y Shares                            Contractual      1.51%              May 23, 2011            June 30, 2012
   Investor Class Shares                     Contractual      1.76%              May 23, 2011            June 30, 2012
   Institutional Class Shares                Contractual      1.51%              May 23, 2011            June 30, 2012

Invesco Technology Sector Fund*
   Class A Shares                            Contractual      2.00%              February 12, 2010       June 30, 2012
   Class B Shares                            Contractual      2.75%              February 12, 2010       June 30, 2012
   Class C Shares                            Contractual      2.75%              February 12, 2010       June 30, 2012
   Class Y Shares                            Contractual      1.75%              February 12, 2010       June 30, 2012

Invesco U.S. Mid Cap Value Fund*
   Class A Shares                            Contractual      1.27%              February 12, 2010       June 30, 2012
   Class B Shares                            Contractual      2.02%              February 12, 2010       June 30, 2012
   Class C Shares                            Contractual      2.02%              February 12, 2010       June 30, 2012
   Class Y Shares                            Contractual      1.02%              February 12, 2010       June 30, 2012

Invesco Utilities Fund
   Class A Shares                            Contractual      1.32%              May 23, 2011            June 30, 2013
   Class B Shares                            Contractual      2.07%              May 23, 2011            June 30, 2013
   Class C Shares                            Contractual      2.07%              May 23, 2011            June 30, 2013
   Class Y Shares                            Contractual      1.07%              May 23, 2011            June 30, 2013
   Investor Class Shares                     Contractual      1.32%              May 23, 2011            June 30, 2013
   Institutional Class Shares                Contractual      1.07%              May 23, 2011            June 30, 2013

Invesco Value Fund*
   Class A Shares                            Contractual      1.25%              February 12, 2010       June 30, 2012
   Class B Shares                            Contractual      2.00%              February 12, 2010       June 30, 2012
   Class C Shares                            Contractual      2.00%              February 12, 2010       June 30, 2012
   Class Y Shares                            Contractual      1.00%              February 12, 2010       June 30, 2012

Invesco Van Kampen American Value Fund*
   Class A Shares                            Contractual      1.41%              February 12, 2010       June 30, 2012
   Class B Shares                            Contractual      1.65%(9)           May 23, 2011            June 30, 2012
   Class C Shares                            Contractual      2.16%              February 12, 2010       June 30, 2012
   Class R Shares                            Contractual      1.66%              February 12, 2010       June 30, 2012
   Class Y Shares                            Contractual      1.16%              February 12, 2010       June 30, 2012
   Institutional Class Shares                Contractual      1.16%              February 12, 2010       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                               CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF        EXPIRATION
FUND                                            VOLUNTARY     LIMITATION    CURRENT LIMIT             DATE
----------------------------------------       ------------   ----------  ------------------      -------------
Invesco Van Kampen Comstock Fund*
   Class A Shares                              Contractual    0.89%       February 12, 2010       June 30, 2012
   Class B Shares                              Contractual    1.64%       February 12, 2010       June 30, 2012
   Class C Shares                              Contractual    1.64%       February 12, 2010       June 30, 2012
   Class R Shares                              Contractual    1.14%       February 12, 2010       June 30, 2012
   Class Y Shares                              Contractual    0.64%       February 12, 2010       June 30, 2012
   Institutional Class Shares                  Contractual    0.64%       February 12, 2010       June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund*
   Class A Shares                              Contractual    1.40%       February 12, 2010       June 30, 2012
   Class B Shares                              Contractual    2.15%       February 12, 2010       June 30, 2012
   Class C Shares                              Contractual    2.15%       February 12, 2010       June 30, 2012
   Class R Shares                              Contractual    1.65%       February 12, 2010       June 30, 2012
   Class Y Shares                              Contractual    1.15%       February 12, 2010       June 30, 2012
   Institutional Class Shares                  Contractual    1.15%       February 12, 2010       June 30, 2012

Invesco Van Kampen Small Cap Value Fund*
   Class A Shares                              Contractual    1.03%       May 23, 2011            June 30, 2012
   Class B Shares                              Contractual    1.40%(9)    May 23, 2011            June 30, 2012
   Class C Shares                              Contractual    1.78%       May 23, 2011            June 30, 2012
   Class Y Shares                              Contractual    0.78%       May 23, 2011            June 30, 2012

Van Kampen Value Opportunities Fund*
   Class A Shares                              Contractual    1.41%       February 12, 2010       June 30, 2012
   Class B Shares                              Contractual    2.16%       February 12, 2010       June 30, 2012
   Class C Shares                              Contractual    2.16%       February 12, 2010       June 30, 2012
   Class R Shares                              Contractual    1.66%       May 23, 2011            June 30, 2012
   Class Y Shares                              Contractual    1.16%       February 12, 2010       June 30, 2012
   Institutional Class Shares                  Contractual    1.16%       May 23, 2011            June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                            CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY       LIMITATION       CURRENT LIMIT           DATE
----------------------------------------    ------------     -----------    ------------------     -----------
Invesco High Income Municipal Fund
   Class A Shares                           Voluntary        0.83%          March 4, 2009          N/A(10)
   Class B Shares                           Voluntary        1.58%          March 4, 2009          N/A(10)
   Class C Shares                           Voluntary        1.58%          March 4, 2009          N/A(10)
   Class Y Shares                           Voluntary        0.58%          March 4, 2009          N/A(10)
   Institutional Class Shares               Voluntary        0.58%          March 4, 2009          N/A(10)

Invesco Van Kampen High
Yield Municipal Fund*
   Class A Shares                           Contractual      0.87%          February 12, 2010      June 30, 2012
   Class B Shares                           Contractual      1.62%          February 12, 2010      June 30, 2012
   Class C Shares                           Contractual      1.62%          February 12, 2010      June 30, 2012
   Class Y Shares                           Contractual      0.62%          February 12, 2010      June 30, 2012

Invesco Van Kampen Intermediate Term
Municipal Income Fund*
   Class A Shares                           Contractual      0.75%          June 6, 2011           June 30, 2013
   Class B Shares                           Contractual      1.50%          June 6, 2011           June 30, 2013
   Class C Shares                           Contractual      1.50%          June 6, 2011           June 30, 2013
   Class Y Shares                           Contractual      0.50%          June 6, 2011           June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                      CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY      LIMITATION       CURRENT LIMIT            DATE
--------------------------------------------------    ------------     ----------     -----------------      -------------
Invesco Van Kampen Municipal Income Fund*
   Class A Shares                                     Contractual      0.83%          June 6, 2011           June 30, 2013
   Class B Shares                                     Contractual      1.58%          June 6, 2011           June 30, 2013
   Class C Shares                                     Contractual      1.58%          June 6, 2011           June 30, 2013
   Class Y Shares                                     Contractual      0.58%          June 6, 2011           June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund*
   Class A Shares                                     Contractual      0.78%          February 12, 2010      June 30, 2012
   Class B Shares                                     Contractual      1.53%          February 12, 2010      June 30, 2012
   Class C Shares                                     Contractual      1.53%          February 12, 2010      June 30, 2012
   Class Y Shares                                     Contractual      0.53%          February 12, 2010      June 30, 2012

---------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 2010 Retirement Strategy and Van Kampen 2015 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.38%, 1.13%, 0.63% and 0.13% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

7 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

8 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

9 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

10 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

12 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                              as of June 6, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1),(2)

                          SHORT-TERM INVESTMENTS TRUST

                                     CONTRACTUAL/      EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY      LIMITATION    CURRENT LIMIT         DATE
---------------------------------    -----------     ----------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class             Contractual      0.22%(2)   July 1, 2009      December 31, 2011
   Corporate Class                   Contractual      0.17%      July 1, 2009      December 31, 2011
   Institutional Class               Contractual      0.14%      July 1, 2009      December 31, 2011
   Personal Investment Class         Contractual      0.69%(2)   July 1, 2009      December 31, 2011
   Private Investment Class          Contractual      0.44%(2)   July 1, 2009      December 31, 2011
   Reserve Class                     Contractual      1.01%(2)   July 1, 2009      December 31, 2011
   Resource Class                    Contractual      0.30%(2)   July 1, 2009      December 31, 2011

Government TaxAdvantage Portfolio
   Cash Management Class             Contractual      0.22%(2)   July 1, 2009      December 31, 2011
   Corporate Class                   Contractual      0.17%      July 1, 2009      December 31, 2011
   Institutional Class               Contractual      0.14%      July 1, 2009      December 31, 2011
   Personal Investment Class         Contractual      0.69%(2)   July 1, 2009      December 31, 2011
   Private Investment Class          Contractual      0.39%(2)   July 1, 2009      December 31, 2011
   Reserve Class                     Contractual      1.01%(2)   July 1, 2009      December 31, 2011
   Resource Class                    Contractual      0.30%(2)   July 1, 2009      December 31, 2011

Liquid Assets Portfolio
   Cash Management Class             Contractual      0.22%(2)   July 1, 2009      December 31, 2011
   Corporate Class                   Contractual      0.17%      July 1, 2009      December 31, 2011
   Institutional Class               Contractual      0.14%      July 1, 2009      December 31, 2011
   Personal Investment Class         Contractual      0.69%(2)   July 1, 2009      December 31, 2011
   Private Investment Class          Contractual      0.44%(2)   July 1, 2009      December 31, 2011
   Reserve Class                     Contractual      1.01%(2)   July 1, 2009      December 31, 2011
   Resource Class                    Contractual      0.34%      July 1, 2009      December 31, 2011

STIC Prime Portfolio
   Cash Management Class             Contractual      0.22%(2)   July 1, 2009      December 31, 2011
   Corporate Class                   Contractual      0.17%      July 1, 2009      December 31, 2011
   Institutional Class               Contractual      0.14%      July 1, 2009      December 31, 2011
   Personal Investment Class         Contractual      0.69%(2)   July 1, 2009      December 31, 2011
   Private Investment Class          Contractual      0.44%(2)   July 1, 2009      December 31, 2011
   Reserve Class                     Contractual      1.01%(2)   July 1, 2009      December 31, 2011
   Resource Class                    Contractual      0.30%(2)   July 1, 2009      December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class             Contractual      0.33%(2)   July 1, 2009      December 31, 2011
   Corporate Class                   Contractual      0.28%      July 1, 2009      December 31, 2011
   Institutional Class               Contractual      0.25%      July 1, 2009      December 31, 2011
   Personal Investment Class         Contractual      0.80%(2)   July 1, 2009      December 31, 2011
   Private Investment Class          Contractual      0.50%(2)   July 1, 2009      December 31, 2011
   Reserve Class                     Contractual      1.12%(2)   July 1, 2009      December 31, 2011
   Resource Class                    Contractual      0.41%(2)   July 1, 2009      December 31, 2011

Treasury Portfolio(3)
   Cash Management Class             Contractual      0.22%(2)   July 1, 2009      December 31, 2011
   Corporate Class                   Contractual      0.17%      July 1, 2009      December 31, 2011
   Institutional Class               Contractual      0.14%      July 1, 2009      December 31, 2011
   Personal Investment Class         Contractual      0.69%(2)   July 1, 2009      December 31, 2011
   Private Investment Class          Contractual      0.44%(2)   July 1, 2009      December 31, 2011
   Reserve Class                     Contractual      1.01%(2)   July 1, 2009      December 31, 2011
   Resource Class                    Contractual      0.30%(2)   July 1, 2009      December 31, 2011

---------
1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                              as of June 6, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
---------------------------------------------------  ------------ ----------- -----------------  -------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
    Series I Shares                                  Contractual        0.70% December 22, 2010  June 30, 2013

    Series II Shares                                 Contractual        0.95% December 22, 2010  June 30, 2013

Invesco V.I. Basic Value Fund
    Series I Shares                                  Contractual        1.30% January 1, 2005    April 30, 2012

    Series II Shares                                 Contractual        1.45% January 1, 2005    April 30, 2012

Invesco V.I. Capital Appreciation Fund
    Series I Shares                                  Contractual        1.30% January 1, 2005    April 30, 2012

    Series II Shares                                 Contractual        1.45% January 1, 2005    April 30, 2012

Invesco V.I. Capital Development Fund
    Series I Shares                                  Contractual        1.30% January 1, 2005    June 30, 2012

    Series II Shares                                 Contractual        1.45% January 1, 2005    June 30, 2012

Invesco V.I. Core Equity Fund
    Series I Shares                                  Contractual        1.30% January 1, 2005    April 30, 2012

    Series II Shares                                 Contractual        1.45% January 1, 2005    April 30, 2012

Invesco V.I. Diversified Income Fund
    Series I Shares                                  Contractual        0.75% July 1, 2005       April 30, 2012

    Series II Shares                                 Contractual        1.00% July 1, 2005       April 30, 2012

Invesco V.I. Dividend Growth Fund*
    Series I Shares                                  Contractual        0.67% February 12, 2010  June 30, 2012

    Series II Shares                                 Contractual        0.92% February 12, 2010  June 30, 2012

Invesco V.I. Global Health Care Fund

    Series I Shares                                  Contractual        1.30% April 30, 2004     April 30, 2012

    Series II Shares                                 Contractual        1.45% April 30, 2004     April 30, 2012

Invesco V.I. Global Real Estate Fund
    Series I Shares
                                                     Contractual        1.30% April 30, 2004     April 30, 2012

    Series II Shares                                 Contractual        1.45% April 30, 2004     April 30, 2012

Invesco V.I. Government Securities Fund
    Series I Shares                                  Contractual        0.60% May 2, 2011        June 30, 2012

    Series II Shares                                 Contractual        0.85% May 2, 2011        June 30, 2012

----------
1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                              as of June 6, 2011

                                                    CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
--------------------------------------------------  ------------ ----------- -----------------  -------------
Invesco V.I. High Yield Fund
    Series II Shares                                Contractual        0.80% May 2, 2011        June 30, 2013

    Series II Shares                                Contractual        1.05% May 2, 2011        June 30, 2013

Invesco V.I. High Yield Securities Fund(*)
    Series I Shares                                 Contractual        1.75% February 12, 2010  June 30, 2012

    Series II Shares                                Contractual        2.00% February 12, 2010  June 30, 2012

Invesco V.I. International Growth Fund
    Series I Shares                                 Contractual        1.11% May 2, 2011        June 30, 2012

    Series II Shares                                Contractual        1.36% May 2, 2011        June 30, 2012

Invesco V.I. Leisure Fund
    Series I Shares                                 Contractual        1.01% April 30, 2004     April 30, 2012

    Series II Shares                                Contractual        1.26% April 30, 2004     April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
    Series I Shares                                 Contractual        1.30% September 10, 2001 April 30, 2012

    Series II Shares                                Contractual        1.45% September 10, 2001 April 30, 2012

Invesco V.I. Money Market Fund
    Series I Shares                                 Contractual        1.30% January 1, 2005    April 30, 2012

    Series II Shares                                Contractual        1.45% January 1, 2005    April 30, 2012

Invesco V.I. S&P 500 Index Fund(*)
    Series I Shares                                 Contractual        0.28% February 12, 2010  June 30, 2012

    Series II Shares                                Contractual        0.53% February 12, 2010  June 30, 2012

Invesco V.I. Select Dimensions Equally
-Weighted S&P 500 Fund(*)
    Series I Shares                                 Contractual        0.37% February 12, 2010  June 30, 2012

    Series II Shares                                Contractual        0.62% February 12, 2010  June 30, 2012

Invesco V.I. Small Cap Equity Fund
    Series I Shares                                 Contractual        1.15% July 1, 2005       April 30, 2012

    Series II Shares                                Contractual        1.40% July 1, 2005       April 30, 2012

Invesco V.I. Technology Fund
    Series I Shares                                 Contractual        1.30% April 30, 2004     April 30, 2012

    Series II Shares                                Contractual        1.45% April 30, 2004     April 30, 2012

Invesco V.I. Utilities Fund
    Series I Shares                                 Contractual        0.93% September 23, 2005 April 30, 2012

    Series II Shares                                Contractual        1.18% September 23, 2005 April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund(*)
    Series I Shares                                 Contractual        0.84% February 12, 2010  June 30, 2012

                                                              as of June 6, 2011

                                                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
--------------------------------------------------------  ------------ ----------- -----------------  -------------
    Series II Shares                                      Contractual     1.09%    February 12, 2010  June 30, 2012

Invesco Van Kampen V.I. Comstock Fund(*)
    Series I Shares                                       Contractual     0.62%    February 12, 2010  June 30, 2012

    Series II Shares                                      Contractual     0.87%    February 12, 2010  June 30, 2012

Invesco Van Kampen V.I. Equity and Income Fund(*)
    Series I Shares                                       Contractual     0.70%(2) February 12, 2010  June 30, 2012

    Series II Shares                                      Contractual     0.75%    February 12, 2010  June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund(*)
    Series I Shares                                       Contractual     0.94%    May 2, 2011        June 30, 2012

    Series II Shares                                      Contractual     1.19%    May 2, 2011        June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund(*)
    Series I Shares                                       Contractual     0.62%    February 12, 2010  June 30, 2012

    Series II Shares                                      Contractual     0.87%    February 12, 2010  June 30, 2012

Invesco Van Kampen V.I. Mid Cap Growth Fund(*)
    Series I Shares                                       Contractual     1.01%    February 12, 2010  June 30, 2012

    Series II Shares                                      Contractual     1.26%    February 12, 2010  June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund(*)
    Series I Shares                                       Contractual     1.18%(2) February 12, 2010  June 30, 2012

    Series II Shares                                      Contractual     1.28%    February 12, 2010  June 30, 2012

----------
2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                              as of June 6, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                      CONTRACTUAL/   EXPENSE  EFFECTIVE DATE OF  EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
------------------------------------- ------------ ---------- -----------------  -------------
Invesco California Insured
Municipal Income Trust
                                       Contractual      0.67%  June 1, 2010      June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------------------- ------------ ---------- ----------------  -------------
Invesco California Quality
Municipal Securities
                                     Contractual        0.70% June 1, 2010      June 30, 2012

                         INVESCO HIGH YIELD FUND, INC.

                                      CONTRACTUAL/   EXPENSE  EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
------------------------------------- ------------ ---------- -----------------  -------------
Invesco High Yield Investment
Funds, Inc.
                                      Contractual       0.98%  June 1, 2010      June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES


                                      CONTRACTUAL/   EXPENSE  EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
------------------------------------- ------------ ---------- -----------------  -------------
Invesco Insured California
Municipal Securities
                                      Contractual       0.70% June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                      CONTRACTUAL/   EXPENSE  EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
------------------------------------- ------------ ---------- -----------------  -------------
Invesco Insured Municipal
Bond Trust
                                      Contractual       1.00% June 1, 2010       June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST


                                      CONTRACTUAL/   EXPENSE  EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
------------------------------------- ------------ ---------- ----------------- -------------
Invesco Insured Municipal
Income Trust
                                      Contractual       0.64% June 1, 2010      June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES


                                      CONTRACTUAL/   EXPENSE  EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
------------------------------------- ------------ ---------- -----------------  -------------
Invesco Insured Municipal
Securities
                                      Contractual       0.54% June 1, 2010      June 30, 2012

                                                              as of June 6, 2011

                        INVESCO INSURED MUNICIPAL TRUST

                                CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                             VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
-------------------------------- ------------ ----------- ---------------- --------------
Invesco Insured Municipal Trust Contractual        0.66% June 1, 2010      June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
--------------------------------- ----------- ------------ ---------------- -------------
Invesco Municipal Income
Opportunities Trust
                                 Contractual        0.73% June 1, 2010      June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
--------------------------------- ----------- ------------ ---------------- -------------

Invesco Municipal Income
Opportunities Trust II
                                  Contractual        0.73% June 1, 2010     June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
--------------------------------- ----------- ------------ ---------------- -------------
Invesco Municipal Income
Opportunities Trust III
                                  Contractual        0.84% June 1, 2010     June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
--------------------------------- ----------- ------------ ---------------- -------------
Invesco Municipal Premium
Income Trust
                                  Contractual        1.03% June 1, 2010     June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
--------------------------------- ----------- ------------ ---------------- -------------
Invesco New York Quality
Municipal Securities
                                  Contractual        0.80% June 1, 2010     June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
--------------------------------- ----------- ------------ ---------------- -------------
Invesco Prime Income Trust        Contractual        1.32% June 1, 2010     June 30, 2012

                                                              as of June 6, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
-------------------------------- ----------- ------------- ---------------- --------------
Invesco Quality Municipal
Income Trust
                                 Contractual        0.70% June 1, 2010      June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST


                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
-------------------------------- ----------- ------------- ---------------- --------------
Invesco Quality Municipal
Investment Trust
                                 Contractual         0.70% June 1, 2010     June 30, 2012


                      INVESCO QUALITY MUNICIPAL SECURITIES


                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
-------------------------------- ----------- ------------- ---------------- --------------
Invesco Quality Municipal
Securities
                                 Contractual         0.66% June 1, 2010     June 30, 2012

----------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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